UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 9, 2023

Perspective Therapeutics, Inc. (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33407 (Commission File Number)	41-1458152 (IRS Employer Identification No.)

350 Hills Street, Suite 106, Richland, Washington 99354
(Address of Principal Executive Offices) (Zip Code)

(509) 375-1202
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CATX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2023, Michael McCormick gave notice of his resignation from the Board of Directors of the Company (the “Board”), effective immediately.

Following Mr. McCormick’s resignation, effective as of June 1, 2023, the Board appointed Ms. Heidi Henson as a director of the Company to fill the vacant position on the Board and a member of the Audit (as Chairperson) and Compensation committees of the Board. Effective June 1, 2023, Mr. Rob Williamson, III, current Chair of the Audit Committee will resign as Chair and continue to serve as a member of the Audit Committee.  Also, effective June 1, 2023, Ms. Lori Woods current Chair of the Compensation Committee will resign as Chair and continue to serve as a member of the Compensation Committee and Mr. Williamson will serve as the Chair of the Compensation Committee.

Heidi Henson, age 57, Chair of the Audit Committee – Heidi Henson is a financial professional with over 25 years of experience in both public and private companies. Prior to joining the Board, Ms. Henson served as the Chief Financial Officer of Pardes Biosciences, Inc., a biopharmaceutical company, since 2021. Prior to that, she was a financial consultant for the same company from 2020 to her appointment as Chief Financial Officer. From 2019 through 2020, she was the Chief Financial Officer of Imbria Pharmaceuticals, Inc., a biopharmaceutical company. From 2018 through 2019, she was the Chief Financial Officer of Respivant Sciences, Inc., a biopharmaceutical company. From 2014 through 2018, she was the Chief Financial Officers of Kura Oncology, Inc., a publicly-listed biopharmaceuticals company. From 2012 through 2018, Ms. Henson was the Chief Financial Officer for Wellspring Biosciences LLC and Araxes Pharma LLC (its parent company), a biopharmaceutical company. Ms. Henson is currently serving on the board of directors of PepGen and Lista Therapeutics, Inc. Ms. Henson holds a Bachelor of Accountancy from the University of San Diego and is a member of the Association of Bioscience Financial Officers (ABFO).

Item 7.01	Regulation FD Disclosure

On May 15, 2023, the Company issued a press release announcing the appointment of Ms. Henson to the Board. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission, whether or not filed under the Securities Act of 1933, as amended, or the 1934 Act, regardless of any general incorporation language in such document.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated May 15, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2023

Perspective Therapeutics, Inc., a Delaware corporation

By:	/s/ Johan (Thijs) Spoor
Johan (Thijs) Spoor, CEO